UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment Number One to
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  July 24, 2014
Amendment Number One: August 5, 2014

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)		Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

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ITEM 7.01 REGULATION FD DISCLOSURE

As previously reported on the initial Form 8-K Report, on July 24, 2014, Capstone Companies, Inc., a Florida corporation, (“Company”) issued a press release announcing a conference call on August 5, 2014, by Company management to discuss the status of its business plan and strategic initiatives and preliminary second quarter fiscal projections.

Attached to this Amendment Number One to the Report on Form 8-K as Exhibit 99.2 is the transcript for the Webcast-Teleconference Call.

The information presented in Item 7.01 of this Current Report on Form 8-K and its exhibits or sources incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.

Exhibit Number                                Exhibit Description

99.2*	August 5, 2014 Webcast/Teleconference Call Script providing a Strategic Update of Capstone Companies, Inc.
*Filed Herein

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   August 6, 2014

By: /s/ Stewart Wallach
Stewart Wallach, Chief Executive Officer and Chairman of the Board of Directors.